SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                                          March 11, 1997
       Date of Report (Date of earliest event reported)
       ..................................................................



                              NDC AUTOMATION, INC.
   .........................................................................
             (Exact name of registrant as specified in its charter)



   DELAWARE                      0-18253                        56-1460497
 ..............................................................................
 (State or other               (Commission                    (I.R.S. Employer
  jurisdiction                 File Number)                  Identification No)
 of incorporation)



3101 LATROBE DRIVE            CHARLOTTE NC                        28211
 ...............................................................................
                  (Address of principal executive offices)      (Zip Code)



                                                              (704) 362-1115
Registrant's telephone number, including area code ............................



 ...............................................................................
         (Former name or former address, if changed since last report)

Item 1.           Changes in Control of Registrant.

                  None.

Item 2.           Acquisition or Disposition of Assets.

                  None.

Item 3.           Bankruptcy or Receivership.

                  None.

Item 4.           Changes in the Registrant's Certifying Accountant.

                  None.

Item 5.           Other Events.

                  1.  COMPANY OBTAINS FINANCING FROM BANK OF CANADA

                  (a) Please see the Press Release attached hereto as
                      Exhibit A, page 3.

                  (b) Inventory and Accounts Receivable Loan and Security
                      Agreement attached hereto as Exhibit B, page 4.

                  (c) Secured Note for $1,250,000 attached hereto as
                      Exhibit C, page 17.

                  (d) Inventory Repurchase Agreement attached hereto as
                      exhibit D, page 19.

                  (e) Irrevocable Letter of Credit from Nordbanken provided
                      by Netzler & Dahlgren Co. AB attached hereto as Exhibit E, page 25.

Item 6.           Resignations of Registrant's Directors.


Item 7.           Financial Statements and Exhibits.


Item 8.           Change in Fiscal Year.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1923, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            NDC AUTOMATION, INC.



Date:  March 11, 1997                        By:___/s/ Claude Imbleau__________
                                               Claude Imbleau
                                               Vice President of Finance and CFO

                              EXHIBIT "A"

FOR IMMEDIATE RELEASE

MARCH 10, 1997


                              NDC AUTOMATION, INC.
                      ANNOUNCES A NEW BANKING RELATIONSHIP

         CHARLOTTE, NC, MARCH 10, 1997, NDC AUTOMATION, INC. ( OTC BULLETIN BOARD "AGVS") entered into a new Inventory and Accounts Receivable Loan and Security Agreement ("Loan Agreement") February 28, 1997 with the
National Bank of Canada and National Canada Business Corp (herein collectively called the "Lenders"). The Loan Agreement allows the Company to borrow up to a maximum of $1,250,000. The new agreement provides for a 66 2/3% increase in potential available credit compared to the maximum potential available of $750,000 under the prior credit arrangement with NationsBank.

         Loans made under the new Loan Agreement are evidenced by a demand Promissory Note. The Loan Agreement allows the Company to borrow pursuant to a borrowing formula which is secured by Company's personal property as collateral. The Company's loan outstanding at any one time shall not exceed the lesser of (a) U.S $1,250,000 or (b) 80% of qualified accounts receivable (as defined in the Loan Agreement) plus 50% of all eligible inventory (as defined in the Loan Agreement) with a $400,000 cap on loans based on "eligible inventory". The borrowed funds will bear interest at the Lender's prime rate plus 1.5% per annum for the first $450,000 outstanding and prime plus 2.75% per annum for amounts outstanding in excess of $450,000. The Loan Agreement is further secured by 1) an irrevocable Letter of Credit from NordBanken provided by Netzler & Dahlgren Co. AB (NDCab) and 2) an Inventory Repurchase Agreement. The Repurchase Agreement guarantees that NDCab will repurchase from the Company on certain conditions up to $400,000 worth of inventory thereby providing funds to pay the Lenders should the Company default on its Loan obligations.

        NDC Automation, Inc. sells hardware, software, and engineering services incorporated into and used to control laser and other Automatic Guided Vehicle Systems (AGVS). The Company sales are targeted to OEM's and system integrators, which buy technology solutions from the Company and incorporate them into their material handling systems for the industries in which they specialize.

                                       ###


================================================================================
For further information contact:

Claude Imbleau                         Ralph Dollander
VP Finance & Adm.                      President

                                   EXHIBIT "B"

                           NATIONAL BANK OF CANADA AND
                         NATIONAL CANADA BUSINESS CORP.


                   INVENTORY AND ACCOUNTS RECEIVABLE LOAN AND
                               SECURITY AGREEMENT

                                                              February 28 , 1997

         NDC AUTOMATION, INC., a Delaware corporation, the debtor hereunder (hereinafter called the "Borrower") for valuable consideration, receipt whereof from NATIONAL BANK OF CANADA ("Bank"), a commercial banking institution organized and existing under the laws of Canada with a United States branch office located in New York, New York, and from NATIONAL CANADA BUSINESS CORP. ("NCBC"), a Delaware corporation having its principal place of business in New York, New York, (the Bank and NCBC being herein collectively called the "Lender") is hereby acknowledged, hereby grants to NCBC (individually and as agent for Bank) the secured party hereunder, a continuing security interest in the following (the "Collateral"):

                  (a) All of the Borrower's accounts, accounts receivable, chattel paper, instruments and other obligations of any kind, whether or not evidenced by an instrument or chattel paper, and whether or not it has been earned by performance (collectively hereinafter referred to as "Accounts" or "Accounts Receivable") whether now or hereafter existing, arising out of or in connection with the sale or lease of goods or the rendering of services or otherwise, and all rights now or hereafter existing in and to all security agreements, leases and other contracts securing or otherwise relating to any such Accounts;

                  (b) All of the Borrower's inventory and goods in all of its forms, wherever located and whether now or hereafter existing, and all accessions thereto and products thereof, including raw materials, materials awaiting manufacture, work-in-process, finished products, and materials used or consumed in Debtor's business (collectively hereinafter "Inventory");

                  (c) All warehouse receipts, bills of lading and other documents of title of every kind and character, now or at any time hereafter evidencing or representing all or any part of goods sold in the ordinary course to Borrower's customers;

                  (d) All claims for tax refund, whether now existing or hereafter arising, of the Borrower against any city, county, state or federal government or any agency or authority or other subdivision thereof, and the proceeds thereof;

                  (e) All contract rights and general intangibles ("General Intangibles") of every kind, character and description, both now owned and hereafter acquired, including, without limitation, goodwill, trademarks, trade styles, trade names, patents, patent applications and deposit accounts;

                  (f) All books and records (including customer lists, ledger and account cards, computer tapes, discs and printouts, and other computer materials and records), together with all file cabinets and other containers, equipment or furnishings in or on which such books and records are located, whether now in existence or hereafter created;

                  (g) All proceeds ("Proceeds") of any and all of the foregoing Collateral and, to the extent not otherwise included, all payments under insurance (whether or not secured party is the loss payee thereof), any indemnity, warranty, or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral, and including, without limitation, all monies due or to become due in connection with any of the Collateral, guaranties and security for the payment of such monies, the right of stoppage in transit, and all returned or repossessed goods arising from a sale or lease thereof. (Although proceeds are covered, Lender does not authorize the sale or other transfer of any of the Collateral or the transfer of any interest in the Collateral);

in each case, whether now owned or hereafter acquired by the Borrower and howsoever its interest therein may arise or appear (whether by ownership, lease, security interest, claim, or otherwise) and in the products and proceeds thereof.

         The security interest granted hereby is to secure payment and performance of all debts, liabilities and obligations of Borrower to the Lender hereunder and also any and all other debts, liabilities and obligations of Borrower to Lender of every kind and description, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, including without limiting the generality of the foregoing, any debt, liability or obligation of Borrower to others, which Lender may have obtained by assignment or otherwise, and further, including, without limitation, all interest upon any of the foregoing and all fees, charges, and expenses actually incurred including reasonable attorney's fees, incurred by Lender in connection with the foregoing (all hereinafter sometimes collectively called "Obligations"). For purpose of this Agreement, reasonable attorney's fees shall mean attorney's fees based on the actual amount of time expended on a matter at the usual hourly rate of such attorneys or paralegals, notwithstanding the provisions of any applicable statute regarding attorney's fees.

         1. BORROWER'S NAME AND PLACES OF BUSINESS. Borrower warrants that Borrower has no places of business other than that shown at the end of this Agreement, unless other places of business are listed immediately below, in which event Borrower represents that it has additional places of business at the following locations and none other:

==============================================================================

and if Borrower has an office in more than one state, the office where Borrower keeps its records concerning its Accounts, General Intangibles, contract rights and other property, and the Borrower's chief executive office is located at:

==============================================================================

or if left blank, is located at that address shown at the end of the Agreement. All Inventory presently owned by Borrower is or will be stored at the following locations:

  3101 Latrobe Drive                        Burnham Service Corporation
  Charlotte, North Carolina  28211-4849     6100-M Harris Technology Boulevard
                                            Charlotte, North Carolina 28269

Borrower will promptly notify Lender in writing of any change in the location of any place of business or the location of any Inventory or the establishment of any new place of business or location of Inventory or chief executive office or office where its aforesaid records are kept which would be shown in this Agreement if it were executed after such change.

         Borrower further warrants that its full name is as set forth above and that it does not do business under any tradename other than ___________________ ________________________________. Except as set forth below, Borrower did not at any time during the immediately preceding five years have any name other than its current name or do business under any tradename other than as set forth above. Borrower's prior name(s) or tradename(s) during the immediately preceding five years were as follows:

NDC Technologies, Inc., Southeastern Software Developers, Inc., Automation Technology, Inc., NDC Automation Australia, Pty, Ltd.

         Borrower will give Lender prompt written notice upon Borrower changing its name or doing business under any tradename(s) other than those currently used by it and set forth above.

         2. BORROWER'S ADDITIONAL REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Lender that:

                  (a) Borrower is a corporation organized and existing under the laws of the State of Delaware is duly qualified and in good standing in every other state in which it is doing business.

                  (b) The execution, delivery and performance hereof are within the Borrower's corporate (or other) powers and authority, have been duly authorized, are not in contravention of law or the terms of the Borrower's charter, by-laws or other incorporation papers (or other instruments of organization), or of any indenture, agreement or undertaking to which the Borrower is a party or by which it or any of its properties may be bound.

                  (c) Borrower's Charter (or other instruments of organization) and all amendments thereto have been duly filed and are in proper order. All capital stock (or other equity interests) issued by Borrower and outstanding was and is properly issued and all books and records of Borrower, including but not limited to its minute books, by-laws and books of account, are accurate and up to date and will be so maintained.

                  (d) No litigation is either threatened, contemplated or pending which if adversely determined, could result in a material and adverse change in the Borrower's business, properties, assets, goodwill or condition, financial or otherwise.

                  (e) All Collateral is owned by Borrower free and clear of all liens other than liens in favor of Lender.

                  (f) Borrower has duly complied with, and its properties, business operations and leaseholds are in compliance in all material respects with, the provisions of all federal, state and local laws, rules and regulations applicable to Borrower, its properties or the conduct of its business, including, without limitation all environmental laws, and there have been no citations, notices or orders of noncompliance issued to Borrower under any such law, rule or regulation.

         3. LOANS. Subject to the terms and provisions of this Agreement, Lender will make such loans to Borrower as from time to time Lender elects to make which are secured by Borrower's Collateral and the proceeds thereof. The aggregate unpaid principal of all such loans outstanding at any one time shall not exceed the lesser of (a) One Million Two Hundred Fifty Thousand (U.S. $1,250,000.00) or (b) eighty percent (80%) of the unpaid face amount of Qualified Accounts, as defined below, (or such other percentages thereof as may from time to time be fixed by the Lender upon notice to Borrower), plus fifty percent (50%) of the cost or market value, whichever is lower, of all Eligible Inventory, as defined below, (hereinafter called the "Inventory Value"), but in no event shall Inventory Value be in excess of Four Hundred Thousand Dollars (U.S. $400,000.00). The sum produced by applying at any given time the then prevailing percentages to the Inventory Value and to the total of Qualified Accounts is herein called the "Borrowing Base". All such loans shall bear interest, and where appropriate under the Lender's prevailing policy shall bear a service charge at the rate agreed on from time to time by the parties, and at the option of Lender shall be evidenced by notes in form satisfactory to Lender, but in the absence of notes shall be conclusively evidenced by the Lender's record of disbursements and repayments. The Borrower's loans are presently evidenced by that certain Secured Note ("Secured Note") bearing even date herewith. The unpaid principal balances of the Borrower's loans shall bear interest from the date hereof upon disbursed and unpaid principal balances (calculated on the basis of a year of 360 days) at a rate per annum which shall, from day to day, be equal to one and one-half of one percent (1.50%) per annum for the first $450,000.00 outstanding under the Note and two and three quarters of one percent (2.75%) per annum for amounts outstanding under the Note in excess of $450,000.00, plus the rate for commercial loans announced from time to time in the United States as its prime rate ("Prime Rate") by Bank, each change in the rate to be charged hereon to become effective, without notice to the Borrower, on the effective date of each change in the Prime Rate, and interest shall be payable monthly in arrears on the 1st day of each month, commencing on the 1st day of March, 1997. The Prime Rate is a reference rate and is not necessarily the lowest rate charged by Lender or Bank for extensions of credit. The Bank's Prime Rate is, as of the date hereof, eight and one-quarter of one percent (8.25%) per annum. All such loans shall be payable on demand or, if no demand then, on the Termination Date as that term is defined in the Secured Note.

         4. DEFINITION OF QUALIFIED ACCOUNT; ELIGIBLE INVENTORY. The term "Qualified Account", as used herein, means an Account owing to Borrower which met the following specifications at the time it came into existence and continues to meet the same until it is collected in full:

                  (a) Not more than ninety (90) days have elapsed since the invoice date of such Account or, in the case of "dated invoices" [i.e. invoices which, by their terms are due and payable more than 30 days following the date thereof], specifies a due date for the payment thereof and does not remain unpaid at the end of the month in which such due date falls ["dated invoices" on dating terms in excess of ninety (90) days being totally ineligible].

                  (b) The Account arose from the performance of services or an outright sale of goods by Borrower, such goods have been shipped to the Account debtor, and Borrower has possession of, or has delivered to Lender shipping and delivery receipts evidencing such shipment.

                  (c) The Account is not subject to any prior assignment, claim, lien, or security interest, and Borrower will not make any further assignment thereof or create any further security interest therein, nor permit Borrower's rights therein to be reached by attachment, levy, garnishment or other judicial process.

                  (d) The Account is not subject to set-off, credit, allowance or adjustment by the account debtor, except for a discount allowed for prompt payment, and the account debtor has not complained as to his liability thereon and has not returned any of the goods from the sale of which the Account arose.

                  (e) The Account arose in the ordinary course of Borrower's business and did not arise from the performance of services or a sale of goods to a Related Person (a "Related Person" being defined as an officer, director, shareholder, employee, agent, subsidiary, parent or supplier of the Borrower) or any officer, director, employee or agent of a Related Person.

                  (f) No notice of bankruptcy, insolvency or financial embarrassment of the account debtor has been received by or is known to the Borrower.
                  (g) Lender has not notified Borrower that the Account or account debtor is unsatisfactory to Lender in Lender's exclusive discretion.

                  (h) The Account is an Account in which Lender holds a valid, perfected first security interest.

         The term "Eligible Inventory", as used herein, means Borrower's Inventory, first quality consisting of raw material or finished goods held for manufacture, sale or resale in the ordinary course of Borrower's business which is located at Borrower's premises and acceptable to Lender in all respects. General criteria for Eligible Inventory may be established and revised from time to time by Lender in Lender's exclusive discretion. In determining such acceptability, Lender may, but need not, rely on reports and schedules of Inventory furnished to Lender by Borrower, but reliance thereon by Lender from time to time shall not be deemed to limit Lender's right to revise standards of eligibility at any time. In general, except in Lender's sole discretion, Eligible Inventory shall not include work in process, components which are not part of finished goods, spare parts, packaging and shipping materials, supplies used or consumed in Borrower's business, and further Eligible Inventory shall not include Inventory at the premises of third parties or subject to a security interest or lien in favor of any third party, bill and hold goods, Inventory which is not subject to Lender's perfected security interest, returned and/or defective goods, "seconds" and Inventory purchased on consignment.

         5.  COLLECTIONS; NOTICE OF ASSIGNMENT; EXPENSES.

                  (a) Borrower will immediately upon receipt of all checks, drafts, cash and other remittances (collectively "Remittances") in payment of any Inventory sold or in payment or on account of Borrower's Accounts, contracts, contract rights, notes, bills, drafts, acceptances, General Intangibles, choses in action and all other forms of obligations, deliver the same to the Lender in the same form received, except for endorsement of Borrower where necessary to permit collection of items, which endorsement Borrower agrees to make. All Remittances shall be delivered to Lender for deposit to Borrower's cash collateral account, an account maintained by Borrower with First-Citizens Bank & Trust Company or successor pursuant to a cash collateral deposit account agreement in form and substance satisfactory to Lender. The funds in the cash collateral account, over which Lender alone shall have power of application or withdrawal, will be at the location designated in the Obligations, be applied in whole or in part against the principal or interest of any loans secured hereby. The order and method of such application shall be in the sole discretion of Lender, and any portion of such funds which the Lender elects not so to apply and deems not required as Collateral shall be paid over from time to time by Lender to Borrower.

                  (b) Any and all deposits or other sums at any time credited by or due from Lender to Borrower, whether in Borrower's disbursement account or other accounts, shall at all times constitute additional security for Obligations and may be set-off against any Obligations at any time whether or not they are then due, or other security held by Lender is considered by Lender to be adequate. Any and all instruments, documents, policies and certificates of insurance, securities, goods, accounts, choses in action, general intangibles, chattel paper, cash, property and the proceeds thereof (whether or not the same are Collateral or proceeds thereof hereunder) owned by Borrower or in which Borrower has an interest, which now or hereafter are at any time in possession or control of Lender or in transit by mail or carrier to or from Lender or in the possession of any third party acting in Lender's behalf, without regard to whether Lender received the same in pledge, for safekeeping, as agent for collection or transmission or otherwise or whether Lender has conditionally released the same, shall constitute additional security for the Obligations and may be applied at any time to Obligations which are then owing, whether due or not due.

                  (c) At any time following a default under this Agreement or demand for payment by Lender, the Lender may at any time notify account debtors that Collateral has been assigned to Lender and that payments shall be made directly to Lender. Upon request of Lender at any time, Borrower will so notify such account debtors and will indicate on all billings to such account debtors that their accounts must be paid to Lender. The Lender shall have full power to collect, compromise, endorse, sell or otherwise deal with the Collateral or proceeds thereof in its own name or in the name of the Borrower. Borrower shall pay to Lender on demand any and all reasonable counsel fees and other expenses incurred by the Lender in connection with the preparation or enforcement of this Agreement, documents relating thereto or modifications thereof, and any and all expenses, including, but not limited to, a collection charge on all accounts collected, all attorneys' fees and expenses, and all other expenses of like or unlike nature which may be expended by the Lender to obtain or enforce payment of any account either as against the account debtor, Borrower or any guarantor or surety of Borrower or in the prosecution or defense of any action or concerning any matter growing out of or connected with the subject matter of this Agreement, the Obligations or the Collateral or any of Lender's rights or interests therein or thereto, including, without limiting the generality of the foregoing, any counsel fees or expenses incurred in any bankruptcy or insolvency proceedings.
                  (d) Borrower does hereby make, constitute and appoint any officer or agent of Lender as Borrower's true and lawful attorney-in-fact, with power to endorse the name of Borrower or any of Borrower's officers or agents upon any notes, checks, drafts, money orders, or other instruments of payment (including payments payable under any policy of insurance on the Collateral) or Collateral that may come into possession of the Lender in full or part payment of any amounts owing to Lender, to sign and endorse the name of Borrower or any of Borrower's officers or agents upon any invoice, freight or express bill, bill of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with accounts, and any instrument or document relating thereto or to Borrower's rights therein; to give written notice to such office and offices of the United States Post Office to effect such change or changes of address so that all mail addressed to Borrower may be delivered directly to Lender; hereby granting to Borrower's said attorney full power to do any and all things necessary to be done in and about the premises as fully and effectually as Borrower might or could do, and hereby ratifying all that said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney shall be irrevocable for the term of this Agreement and all transactions hereunder and thereafter for as long as Borrower may be indebted or obligated to Lender.

         6. FINANCING STATEMENTS. At the request of Lender, Borrower will execute one or more Financing Statements pursuant to the Uniform Commercial Code or other notices appropriate under applicable law in form satisfactory to Lender and will pay the cost of filing the same in all public offices wherever filing is deemed by Lender to be necessary or desirable. Borrower authorizes Lender to file financing statements with respect to the Collateral naming the Borrower as debtor and to sign the Borrower's name thereto.

         7.  BORROWER'S REPORTS.

                  (a) At the time of each borrowing hereunder, Borrower will execute and deliver to Lender a Borrowing Base Certificate, on a form supplied by Lender.

                  (b) In addition, Borrower shall, from time to time, deliver to Lender a report of Accounts on a form supplied by Lender containing a summary of Accounts created since the last report, with copies of invoices relating to said Accounts attached thereto. Further, on a form supplied by Lender, Borrower shall deliver to Lender a report of Borrower's collections which contains a summary of reductions to Borrower's Accounts since the last report.

                  (c) In addition, Borrower shall, from time to time, deliver to Lender a report of Inventory on a form supplied by Lender containing an identification of Borrower's Inventory as of such date.

                  (d) On or before the fifteenth (15th) business day after the close of each calendar month, Borrower shall deliver to Lender a Recapitulation Report on a form supplied by Lender, setting forth total Inventory Value and the balance of all Accounts as of the close of such calendar month, showing a total amount due from each account debtor, the month in which each such Account was created, and such other information as Lender shall request.

                  (e) Borrower will furnish Lender, within twenty (20) days after the close of each monthly period of Borrower's fiscal year, a balance sheet and statement of profit and loss reflecting the financial condition of Borrower at the end of such period and the results of its operations during such period and for the year to date, such balance sheet and statement of profit and loss to be certified by Borrower's President or Treasurer to fairly present the financial condition at the end of such period and the results of its operations during such period.

                  (f) Borrower will furnish Lender, within forty-five (45) days after the close of each quarterly period of Borrower's fiscal year, a balance sheet and statement of profit and loss reflecting the financial condition of Borrower at the end of such period and the results of its operations during such period and for the year to date, such balance sheets and statement of profit and loss to be certified by

Borrower's President or Treasurer to fairly present the financial condition at the end of such period and the results of its operations during such period in accordance with generally accepted accounting principals, consistently applied.

                  (g) Borrower will furnish Lender annually, within ninety (90) days after the close of Borrower's fiscal year, a full and complete signed copy of a report or reports, issued by certified public accountants acceptable to Lender, which report or reports shall include balance sheets of Borrower as at the end of such year and a statement of profit and loss of Borrower reflecting its operations during such year, such report or reports to be prepared in accordance with generally accepted accounting principles, consistently applied, and to bear the certificate of such certified public accountants.

         8.  GENERAL AGREEMENTS OF BORROWER.

                  (a) Borrower agrees to maintain general liability insurance, to keep all the Inventory and other Collateral insured, with coverages and amounts not less than that usually carried by one engaged in a like business and in any event not less than that required by Lender with Lender named as additional insured and with loss payable to the Lender and Borrower, as their interests may appear, hereby appointing Lender as attorney for Borrower in obtaining, adjusting, settling and canceling such insurance and endorsing any drafts. As further assurance for the payment and performance of the Obligations, Borrower hereby assigns to Lender all sums, including return or unreturned premiums, which may become payable under any policy of insurance on the Collateral and Borrower hereby directs each insurance company issuing any such policy to make payment of such sums directly to Lender. The Lender or its agents have the right to inspect the Inventory and all records pertaining thereto at intervals to be determined by Lender and without hindrance or delay. Although, as above set forth, Lender has a continuing security interest in all of Borrower's Inventory and existing and future Accounts and other Collateral and in the proceeds thereof, Borrower will at all times maintain as the minimum security hereunder a Borrowing Base not less than the aggregate unpaid principal of all loans made hereunder; and if Borrower fails to do so, Borrower will immediately make the necessary reduction in the unpaid principal amount of said loans.

                  (b) Borrower will at all times keep accurate and complete records of Borrower's Inventory, Accounts and other Collateral, and Lender, or any of its agents, shall have the right to call at Borrower's place or places of business at intervals to be determined by Lender, and without hindrance or delay, to inspect, audit, check and make extracts from any copies of the books, records, journals, orders, receipts, correspondence which relate to Borrower's Accounts, and other Collateral or other transactions, between the parties thereto and the general financial condition of Borrower and Lender may remove any of such records temporarily for the purpose of having copies made thereof.

                  (c) Borrower, during the term of this Agreement, will not assign any Accounts or other Collateral to any other party, nor create or permit to be created any lien, encumbrance or security interest of any kind against any Collateral, including any of its Accounts and Inventory other than for the benefit of the Lender.

                  (d) Borrower will comply with, and its properties, business operations and leaseholds will be in compliance in all material respects with, the provisions of all federal, state and local laws, rules and regulations applicable to Borrower, its properties or the conduct of its business, including, without limitation all environmental laws.

                  (e) Borrower will pay all real and personal property taxes, assessments and charges and all franchise, income, unemployment, old age benefits, withholding, sales and other taxes assessed against it, or payable by it at such times and in such manner as to prevent any penalty from accruing or any lien or charge from attaching to its property.

                  (f) Without the prior written consent of Lender, Borrower will pay no dividends either in cash or kind on any class of its capital stock nor make any distribution on account of its stock, nor redeem, purchase or otherwise acquire directly or indirectly any of its stock.

                  (g) Without the prior written consent of Lender, Borrower will not make any loan or advance to any individual, firm or corporation, including without limitation any Related Person; provided, however, that Borrower may make advances to its employees, including its officers, with respect to expenses incurred by such employees which expenses are reimbursable by Borrower.

                  (h) Without the prior written consent of Lender, Borrower will not invest in or purchase any stock or securities of any individual, firm, corporation or other person.

                  (i) Without the prior written consent of Lender, Borrower will not merge or consolidate with or be merged or consolidated with or into any other corporation or other person.

                  (j) Without the prior written consent of Lender, Borrower will not sell or dispose of any of its assets except in the ordinary and usual course of its business, nor will it acquire substantially all of the assets of another.

                  (k) Without the prior written consent of Lender, Borrower will not enter into any agreements of guaranty of the obligations of any individual, partnership, trust, limited liability company, other corporation or other person, including any affiliate or subsidiary corporations.

                  (l) The Lender may in its own name or in the name of others communicate with account debtors in order to verify with them to Lender's satisfaction the existence, amount and terms of any Accounts or contract rights.

                  (m) This Agreement may but need not be supplemented by separate assignment of accounts and if such assignments are given the rights and security interests given thereby shall be in addition to and not in limitation of the rights and security interests given by this Agreement.

                  (n) If any of Borrower's accounts arise out of contracts with the United States or any department, agency, or instrumentality thereof, Borrower will immediately notify Lender thereof in writing and execute any instruments and take any action required by Lender in order that all monies due and to become due under such contracts shall be assigned to Lender and notice thereof given to the appropriate governmental agency or authority under the Federal Assignment of Claims Act.

                  (o) If any of Borrower's Accounts should be evidenced by promissory notes, trade acceptances, or other instruments for the payment of money, Borrower will immediately deliver same to Lender, appropriately endorsed to Lender's order and, regardless of the form of such endorsement, Borrower hereby waives presentment, demand, notice of dishonor, protest and notice of protest and all other notices with respect thereto.

                  (p) Borrower will promptly pay when due all taxes and assessments upon the Collateral or for its use or operation or upon this Security Agreement, or upon any note or notes evidencing the Obligations, and will, at the request of Lender, promptly furnish Lender the receipted bills therefor. At its option, Lender may discharge taxes, liens or security interests or other encumbrances at any time levied or placed on the Collateral, may pay for insurance on the Collateral and may pay for the maintenance and preservation of the Collateral. Borrower agrees to reimburse Lender on demand for any payments made, or any expenses incurred, by Lender pursuant to the foregoing authorization, any such sums paid or advanced by Lender shall be deemed secured by the Collateral and constitute part of the Obligations.

         9.  DEFAULT; REMEDIES UPON DEFAULT; ETC.

                  (a) In addition to and not in derogation of the right of Lender (or either of them) to demand payment of all Obligations payable on demand, if Borrower shall fail to pay, when due, any of the Obligations or shall fail to observe or perform any of the provisions of this Agreement or any other agreement now or hereafter entered into between Lender and Borrower, or if Netzler & Dahlgren terminates that certain Inventory Buy-Back Agreement dated as of February 28, 1997 or Nordbanken terminates the $450,000.00 letter of credit dated February 27, 1997 issued in favor of Lender, Borrower shall be in default hereunder. In the event of such default or if the Lender (or either of them) shall deem itself insecure, all Obligations of Borrower to Lender shall become immediately due and payable at the option of Lender without notice to Borrower, and Lender may proceed to enforce payment of the same and to exercise any and all of the rights and remedies afforded to Lender by the Uniform Commercial Code or under the terms of this Agreement or otherwise.

                  (b) If Lender takes possession of the Collateral without prior notice of Borrower, Lender will within five days deliver notice to Borrower personally, or send to Borrower by certified mail to Borrower's last known address notice of such taking of possession as may be required by law. Lender will allow Borrower access to any books and records of Borrower in possession of Lender for the purpose of making copies. Not less than ten days prior to any sale or other intended disposition of the Collateral, Lender will deliver or mail to Borrower notice of the time and place of any public sale or of the time after which any private sale or other intended disposition of the Collateral or any portion thereof, is to be made and such notice shall be deemed reasonable. Such notices may at Lender's option be combined. NCBC and/or Bank may be the purchaser at any sale of the Collateral.

                  (c) The Collateral and all proceeds and products thereof shall be security for all Obligations. Until all Obligations have been fully satisfied, Lender's security interest in the Collateral and all proceeds and products thereof shall continue in full force and effect and Lender will at all times have the right to take physical possession of the Collateral and to maintain such possession on Borrower's premises or to remove the Collateral or any part thereof to such other places as Lender may desire. If Lender exercises Lender's right to take possession of the Collateral, Borrower shall, upon Lender's demand, assemble the Collateral and make it available to Lender at a place reasonably convenient to Lender.

                  (d) Borrower shall perform any and all steps requested by Lender to perfect Lender's security interest in the Collateral, such as leasing warehouses to Lender or its designee, placing and maintaining signs, appointing custodians, executing and filing financing or continuation statements in form and substance satisfactory to Lender. If any Collateral is in the possession or control of any of Borrower's agents or processors, Borrower shall notify such agents or processors of Lender's interest therein, and upon request instruct them to hold all such Collateral for Lender's account and subject to Lender's instructions. A physical listing of all Collateral, wherever located, shall be taken by Borrower at least every month and whenever requested by Lender, and a copy of each such physical listing shall be supplied to Lender. Lender may examine and inspect the Collateral at any time.

                  (e) If in the event of the sale of the Collateral the proceeds thereof are insufficient to pay all amounts to which Lender is legally entitled, Borrower will be liable for the deficiency, together with interest thereon and the reasonable fees of any attorney employed by Lender to collect such deficiency.

                  (f) This Agreement shall not be construed to be in limitation of or in substitution for any other grant of security interest from Borrower to Lender made prior to, subsequent to or contemporaneously herewith, and no such other grant of a security interest shall be construed to be in limitation of or in substitution of this Agreement unless expressly and specifically provided therein.

                  (g) At the option of the Lender, Borrower will furnish to Lender, from time to time, within five (5) days after the accrual in accordance with applicable law of Borrower's obligation to make deposits for FICA and withholding taxes, proof satisfactory to Lender that such deposits have been made as required.

                  Should Borrower fail to make any of such deposits or furnish such proof then Lender may, in its sole and absolute discretion, (a) make any of such deposits or any part thereof, (b) pay such taxes, or any part thereof, or
(c) set-up such reserves as Lender, in its judgment, shall deem necessary to satisfy the liability for such taxes. Each amount so deposited or paid shall constitute an advance under the terms hereof, repayable on demand with interest, as provided herein, and secured by all Collateral at any time pledged by Borrower with Lender. Nothing herein shall be deemed to obligate Lender to make any such deposit or payment or set-up such reserve and the making of one or more of such deposits or payments or the setting-up of such reserve shall not constitute (i) an agreement on Lender's part to take any further or similar action, or (ii) a waiver of any default by Borrower under the terms hereof.

                  (h) All advances by Lender to Borrower under this Agreement and under any other agreement constitute one general revolving fluctuating loan, and all indebtedness of Borrower to Lender under this and under any other agreement shall constitute one general Obligation. Each advance to Borrower hereunder or otherwise shall be made upon the security of all of the Collateral held and to be held by Lender. It is distinctly understood and agreed that all of the rights of Lender contained in this Agreement shall likewise apply, insofar as applicable, to any modification of or supplement to this Agreement and to any other agreements between Lender and Borrower. Any default of this Agreement by Borrower shall constitute, likewise, a default by Borrower under any other agreement with Lender, and any default by Borrower of any other agreement with Lender shall constitute a default under this Agreement. The entire Obligations of Borrower to Lender shall become due and payable when payments become due and payable hereunder, or otherwise upon default by Borrower, or upon demand by notice or otherwise.

                  (i) Borrower hereby grants to Lender for a term to commence on the date of this Agreement and continuing thereafter until all debts and Obligations of any kind or character owing from Borrower to Lender are fully paid and discharged, the right to use of all premises or places of business which Borrower presently has or may hereafter have and where any of said Collateral may be located, at a total rental for the entire period of $1.00. Lender agrees not to exercise the rights granted in this paragraph unless and until Lender determines to exercise its rights against the Collateral herein described.

         10. PROCESSING AND SALES OF INVENTORY. So long as Borrower is not in default hereunder, Borrower shall have the right, in the regular course of business, to process and sell Borrower's Inventory. A sale in the ordinary course of business shall not include a transfer in total or partial satisfaction of a debt.

         11. OBLIGATIONS CONTINUING. The obligations of Borrower under this Agreement shall commence with the date hereof and continue in full force and effect and be binding upon the Borrower until all Obligations of Borrower to Lender shall have been fully paid and satisfied, and until so paid and satisfied, Borrower shall continue to make all reports required hereby and to remit all collections to Lender, as herein provided, and Lender shall be entitled to retain its security interest in all existing and future accounts, inventory and other Collateral.

         12. INDEMNITY. Borrower hereby agrees to indemnify Lender and hold Lender harmless from and against any liability, loss, damage, suit, action or proceeding ever suffered or incurred by Lender as the result of Borrower's failure to observe, perform or discharge Borrower's duties hereunder. Without limiting the generality of the foregoing, this indemnity shall extend to any claims asserted against Lender by any person under any environmental laws or similar laws by reason of Borrower's or any other person's failure to comply with laws applicable to solid or hazardous waste materials or other toxic substances. Notwithstanding any contrary provision of this Agreement, the obligation of Borrower under this Section 12 shall survive the payment in full of the Obligations and the termination of this Agreement.

         13. OTHER PROVISIONS.

                  (a) No delay or omission on the part of Lender in exercising any rights shall operate as a waiver of such right or any other right. Waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion. All Lender's rights and remedies, whether evidenced hereby or by any other agreement, instrument or paper, shall be cumulative and may be exercised consecutively or concurrently. This Agreement may not be amended or modified, except by an instrument or modification executed by Lender.

                  (b) Lender is authorized to make loans under the terms of this Agreement to Borrower upon the request, either written or oral, of any of the following named persons, or persons, from time to time, holding the following offices of Borrower:

                  Ralph Dollander - President/CEO
                  Claude Imbleau - Vice President of Finance/CFO

                  (c) Borrower agrees that any and all loans made by Lender to Borrower or for its account under this Agreement shall be conclusively deemed to have been authorized by Borrower and to have been made pursuant to duly authorized requests therefor on its behalf.

                  (d) Additional Provisions. Borrower furthermore agrees to the following additional provisions:

                  See Addendum attached hereto and incorporated herein by reference.

                  (e) BORROWER WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH, THIS AGREEMENT OR ANY COURSE OF CONDUCT, COURSE OF DEALING OR OTHER ACTION OF LENDER.

                  (f) It is the intention of the Lender and the Borrower to comply strictly with all applicable usury laws; and, accordingly, in no event and upon no contingency shall the holder hereof ever be entitled to receive, collect, or apply as interest any interest, fees, charges or other payments equivalent to interest, in excess of the maximum rate which the Lender may lawfully charge under applicable statutes and laws from time to time in effect; and, in the event that the holder hereof ever receives, collects, or applies as interest, any such excess, such amount which, but for this provision, would be excessive interest, shall be applied to the reduction of the principal amount of the indebtedness evidenced hereby; and, if the principal amount of the indebtedness evidenced hereby, and all lawful interest thereon, is paid in full, any remaining excess shall forthwith be paid to the Borrower, or other party lawfully entitled thereto. All interest paid or agreed to be paid by the Borrower shall, to the maximum extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full period until payment in full of the principal, so that the interest hereon for such full period shall not exceed the maximum amount permitted by applicable law. Any provision hereof, or of any other agreement between the Lender and the Borrower, that operates to bind, obligate or compel the Borrower to pay interest in excess of such maximum lawful contract rate shall be construed to require the payment or the maximum rate only. The provisions of this paragraph shall be given precedence over any other provision contained herein or in any other agreement between the Lender and the Borrower that is in conflict with the provisions of this paragraph.

                  (g) Borrower acknowledges that the primary reason for naming NCBC individually and as Agent for the Bank, as secured party, rather than naming NCBC alone as Lender, is, inter alia, to assure that the liabilities and obligations of Borrower with respect to letters of credit issued by the Bank and/or banker's acceptances and/or any financial accommodation extended to or created by the Bank for the benefit of Borrower are fully secured by the security interests granted and created hereby. It is expressly understood and agreed that all actions taken by NCBC and all instruments and documents executed by NCBC (whether pursuant to the provisions of this Agreement or otherwise) shall be conclusively deemed to have been taken or executed (as the case may be) by NCBC either solely on its own behalf, or solely as Agent on the behalf of the Bank, or on its own behalf and as Agent for the Bank, as the circumstances may require, NCBC being duly authorized to act as Agent for the Bank when and as appropriate.
                  (h) The Borrower acknowledges that NCBC has an absolute obligation to reimburse the Bank and hold it harmless from and against any and all payments made upon drafts drawn under letters of credit issued by the Bank at the request of the Borrower and with respect to payments made upon banker's acceptance issued for the benefit of the Borrower. Borrower agrees that any and all payments made by NCBC to the Bank in respect of NCBC's reimbursement obligation to the Bank shall be (i) conclusively deemed to constitute loan advances from NCBC to the Borrower with respect to the Borrower's loan, and (ii) automatically added to the unpaid principal of the Secured Note.

                  (i) All notices and other communications which are required to be in writing, shall be mailed, certified mail, return receipt requested, sent by recognized national overnight courier service, telecopied by facsimile machine, or delivered, if to the Borrower to the Borrower at the address reflected below; or Lender, to it at One Commerce Square, Suite 2275, Memphis, Tennessee, 38103, Attention: Manager (Telecopy No.: (901) 525-3876); or as to any such person at such other address as shall be designated by such person in a written notice to the other parties hereto complying as to delivery with the terms of this Section 13(i). All such notices and other communications shall be effective (i) if mailed, when received or three (3) business days after mailing, whichever is earlier; or (ii) if sent by overnight courier service, on the first business day after sending, or (iii) if telecopied, upon confirmation of correct sending on a business day, and (iv) if delivered, upon delivery.

                  (j) (i) The specific Termination Date mentioned above may, in the sole and unrestricted discretion of the Lender, by written notice to the Borrower, be extended one or more times to a subsequent date or dates unless, not later than sixty (60) days prior to the specific Termination Date, or , in the event of the extensions of such Termination Date, not later than sixty (60) days prior to any such then effective extended Termination Date, the Borrower shall notify the Lender in writing that this Agreement shall not be further extended. The Lender shall be under no obligation whatsoever to extend the initial Termination Date, or to further extend any subsequent Termination Date to which the Lender has previously agreed in writing, any extensions of the initial or any subsequent Termination Date being in the sole and unrestricted judgment and discretion of the Lender. FURTHER, BORROWER ACKNOWLEDGES THAT THE OBLIGATIONS OF BORROWER ARE SUBJECT TO REPAYMENT UPON DEMAND OF LENDER AT ANY TIME, AND THAT THE RIGHT TO MAKE DEMAND FOR IMMEDIATE REPAYMENT REPRESENTS A BARGAINED FOR CONSIDERATION TO LENDER WHICH BORROWER ACCEPTS AS A CONDITION FOR LENDER'S AGREEMENTS HEREIN; and (ii) upon the specific Termination Date, or in the event of the extension of this Agreement to a subsequent Termination Date (when no effective extension is in force), the loan and all other extensions of credit (unless sooner declared to be due and payable by the Lender pursuant to the provisions hereof) shall become due and payable for all purposes. Until all such indebtednesses, liabilities and obligations secured by this Agreement and other security agreements of Borrower are satisfied in full, such termination shall not affect the security interest granted to Lender pursuant to this Agreement, nor the liens, assignments, and security interest pursuant to this Agreement, nor the liens, assignments, and security interest granted and created by other security agreements of Borrower, nor the duties, covenants and obligations of Borrower therein and in this Agreement; and all of such liens, assignments, security interest, duties, covenants and obligations shall remain in full force and effect until all of the loans and all other indebtednesses, liabilities and obligations of the Borrower to the Lender shall have been fully paid and satisfied in all respects.

                  (k) In no event shall the Lender's rights hereunder be deemed to indicate that, the Lender is in control of the business, management or properties of the Borrower or has power over the daily management functions and operating decisions made by the Borrower, all such rights and powers being hereby expressly reserved to the Borrower.

                  (l) Time is of the essence of the Borrower's obligations under this Agreement, the Secured Note, and the other instruments and documents executed and delivered in connection herewith.

                  (m) Should any one or more of the provisions of this Agreement be determined to be illegal or unenforceable, all other provisions, nevertheless, shall remain effective and binding on the parties hereto. In the event of any conflict between the provisions hereof and the provisions of any other loan agreement or document between Borrower, Guarantor and Lender, during the continuance of this Agreement, the provisions of this Agreement shall control.

                  (n) This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

                  (o) This Agreement shall take effect as a sealed instrument upon its acceptance and execution by NCBC and Bank in New York, New York, and shall be governed by and construed in accordance with the internal statutes and laws of the State of New York, without regard to principles of conflicts of law, except as required by mandatory provisions of law, and except to the extent that the validity or perfection of the security interests granted and created hereby, or remedies hereunder with respect to any particular Collateral, are governed by the laws of a jurisdiction other than the State of New York.

                  (p) Borrower hereby irrevocably and unconditionally submits to the non-exclusive jurisdiction of all State and Federal courts sitting in New York County, New York and agrees that all summons and other court process issued by said courts may be served upon Borrower, within or outside said courts' territorial jurisdiction, by mailing the same, by registered or certified mail, or by personal service, to Borrower at its address specified herein: provided that nothing contained herein shall limit Lender's right to sue Borrower in any other court having jurisdiction over Borrower or its assets and to serve summons or other court process upon Borrower in any manner permitted by applicable law.

                  (q) This Agreement shall be binding upon Borrower and its successors, assigns, heirs and legal representatives and shall inure to the benefit of Lender and its successors and assigns.

                  (r) All personal pronouns used in this Agreement whether used in the masculine, feminine, or neuter gender, shall include all other genders; the singular shall include the plural, and vice versa. Section headings are for convenience only and neither limit nor amplify the provisions of this Agreement.

                  (s) DEBTOR ACKNOWLEDGES THAT THIS AGREEMENT IS SUBJECT TO ACCEPTANCE BY LENDER AT ITS OFFICES IN NEW YORK, NEW YORK AND THAT UNTIL SO ACCEPTED THE PROVISIONS HEREOF SHALL NOT BE BINDING UPON LENDER.


                                           NDC AUTOMATION, INC.
ATTEST:
By:      __/s/ Ralph Dollander__           By:       _/s/ Claude Imbleau_____
Name:    _Ralph Dollander_______           Name:     __Claude Imbleau________
Title:   __President & CEO______           Title:    __VP Finance & Adm______


                                           Borrower's Address:

                                           3101 Latrobe Drive
                                           Charlotte, North Carolina  28211-4849

Accepted in New York, New York, this 28th day of February, 1997.

                                           NATIONAL BANK OF CANADA

                                           By:      ___/s/ Gaetan R. Frosina____
                                           Name:    __Gaetan R. Frosina_________
                                           Title:   __Vice President____________


                                           NATIONAL CANADA BUSINESS CORP.






                                           By:      __/s/ J. Michael Smith______
                                           Name:    _J. Michael Smith___________
                                           Title:   __Vice President____________

                                    ADDENDUM

13(D)  ADDITIONAL PROVISIONS:

In additions to other terms and conditions contained herein, the following will apply:

1) In addition to the specifications detailed in items (a) through (h) of Paragraph 4 (DEFINITION OF QUALIFIED ACCOUNT; ELIGIBLE INVENTORY), a Qualified Account will be further specified as being one in which not more than fifty percent (50%) of the total amount due from the account debtor is aged older than ninety (90) days old from invoice date. Should more than fifty percent (50%) of the total amount due from an account debtor be aged over ninety (90) days old from invoice date, then the entire balance due from that account debtor will be deemed to be ineligible.

2) "Eligible Inventory" shall mean Borrower's raw materials and finished goods,
(a) in which Lender has a valid, perfected first security interest and (b) which, in the reasonable judgment of Lender at the time an extension of credit is requested based upon such Inventory and at all times thereafter while an extension of credit remains outstanding, is in good, undamaged condition and is not obsolete or otherwise unmarketable in the ordinary course of business as a result of age, type, category, quality and/or quantity. Borrower will report changes in the finished products and raw materials balances on a weekly basis, with all such changes being supported by appropriate documentation.

3) Borrower will immediately notify its account debtors to mail all checks, drafts, cash and other remittances in payment of any inventory sold or in payment or on account of Borrower's accounts, contract rights, notes, bills, drafts, acceptances, general intangibles, choices in action and all other forms of obligations to Borrower at First-Citizens Bank & Trust Company.

4) In consideration for providing the credit facility described herein, an Annual Facility Fee calculated as one percent (1%) of the line of credit amount will be due and payable at closing and annually, thereafter; provided, however, the Annual Facility Fee will be reduced to one-half of one percent (0.50%) of the line of credit amount for all years in which the audited year-end results of the prior year reports profitable operations. To offset a portion of the administrative cost associated with this loan, a monthly Servicing Fee of $500.00 will become due on the first day of each month following execution of these documents. To offset a portion of the costs of scheduled field examinations, a charge calculated as $500.00 for each day required to complete the "on premise" portion of the field examination, plus expenses, will become due upon completion of the field examination.

5) In the event the Borrower terminates this Agreement the Borrower shall pay Lender a fee equal to (a) two percent (2.0%) of the face amount of the Secured
Note if such termination occurs within the first year of the date of this Agreement; and (b) one percent (1.0%) of the face amount of the Secured Note if such termination occurs within the second or third year of the date of this Agreement. For terminations by Borrower in accordance with the terms hereof following the third anniversary of the date of this Agreement there shall be no fee. The Borrower may terminate this Agreement at any time subject to any applicable prepayment fee.

6) Upon payment in full of the Obligations Lender will return or release all collateral securing the Obligations.

                                   EXHIBIT "C"

                                  SECURED NOTE


U.S. $1,250,000.00                                         New York, New York
                                                           February 28, 1997


         ON DEMAND, AND IF NO DEMAND MADE, ON OR BEFORE April 1, 1998 ("Termination Date"), for value received, the undersigned, which term wherever used herein shall mean all and each of the signers of this note, promises to pay to the order of NATIONAL BANK OF CANADA ("Bank"), a commercial banking institution organized and existing under the laws of Canada with a United States branch office located in New York, New York, and NATIONAL CANADA BUSINESS CORP. ("NCBC"), a Delaware corporation having its principal place of business in New York, New York (the Bank and NCBC being herein collectively called the "Lenders"), or order, the principal sum of One Million Two Hundred Fifty Thousand Dollars (U.S. $1,250,000.00), with interest from the date hereof upon disbursed and unpaid principal balances from time to time outstanding at a rate per annum which shall, from day to day, be equal to one and one-half of one percent (1.50%) per annum for the first $450,000.00 outstanding under this Note and two and three-quarters of one percent (2.75%) per annum for amounts outstanding under this Note in excess of $450,000.00, plus the rate for commercial loans announced from time to time in the United States as its prime rate ("Prime Rate") by Bank, each change in the rate to be charged hereon to become effective, without notice to the undersigned, on the effective date of each change in the Prime Rate, such interest to be computed based on a 360 day year and payable months in arrears on the 1st day of each month, commencing on the 1st day of March, 1997. The Prime Rate is a reference rate and is not necessarily the lowest rate charged by NCBC or Bank for extensions of credit. The Bank's Prime Rate, as of the date hereof, is eight and one-quarter of one percent (8.25%) per annum.

         This Note is secured by a certain Inventory And Accounts Receivable Loan And Security Agreement dated February 28, 1997 (the "Loan Agreement"), and may now or hereafter be secured by other mortgages, trust deeds, assignments, security agreements, or other instruments of pledge or hypothecation.

         The Termination Date may be extended pursuant to the provisions of the Loan Agreement; and if so extended, such extended date shall thereupon constitute the Termination Date.

         This Note is payable at the offices of NCBC, at 125 West 55th Street, 23rd Floor, New York, New York 10019, or at such other place as the holder may designate in writing, in lawful money of the United States of America, which shall be legal tender in payment of all debts and dues, public and private, at the time of payment.

         Upon demand of Lenders (or either of them), or if no demand, upon the Termination Date, or at the option of the Lenders (or either of them), (a) if the undersigned shall fail to make payment of any installment of interest, as above provided, or (b) upon any default in the terms and provisions of any of the Loan Agreement, or any security agreement, trust deed, mortgage, or other instrument of pledge or hypothecation which now or hereafter secures the payment of the indebtedness evidenced hereby, or (c) upon default in the prompt payment when due (whether by reason of demand, acceleration, maturity or otherwise) of any other indebtednesses, liabilities, or obligations of the undersigned to the Lenders, whether now existing or hereafter created or arising (or if there is any cure period applicable thereto, upon the lapse of such cure period), the entire unpaid balance of the indebtedness hereby evidenced, together with all interest then accrued, shall at once become due and payable for all purposes.

         If this Note is placed in the hands of an attorney for collection, by suit or otherwise, or to protect the security for its payment, or to enforce its collection, the undersigned will pay all costs of collection and litigation, together with a reasonable attorney's fee.

         The proceeds of the loan represented by this note may be paid to any one or more of the undersigned.

         No delay or omission on the part of the holder in exercising any right hereunder shall operate as a waiver of such right or of any other right of such holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar to or waiver of the same or any other right on any future occasion. Every one of the undersigned and every endorser or guarantor of this note regardless of the time, order or place of signing waives presentment, demand, protest and notices of every kind (including notice of dishonor) and agrees that this Note may be extended, in whole or in part, without limit as to the number of such extensions or the period or periods thereof, and without notice to them and without affecting their liability hereon and each such party assents to any other indulgences, to any substitutions, exchanges or releases of collateral, and to the additions or releases of any other parties or persons primarily or secondarily liable for the payment of the indebtedness hereby evidenced.

         All rights and obligations hereunder shall be governed and construed according to the internal statutes and laws of the State of New York (without regard to principles of conflicts of law), in which state it is delivered, accepted and is payable.

         THE UNDERSIGNED HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ALL STATE AND FEDERAL COURTS SITTING IN NEW YORK COUNTY, NEW YORK AND AGREES THAT ALL SUMMONS AND OTHER COURT PROCESS ISSUED BY SAID COURTS MAY BE SERVED UPON THE UNDERSIGNED, WITHIN OR OUTSIDE SAID COURTS' TERRITORIAL JURISDICTION, BY MAILING THE SAME, BY REGISTERED OR CERTIFIED MAIL, OR BY PERSONAL SERVICE, TO THE UNDERSIGNED AT ITS ADDRESS SPECIFIED IN THE LOAN AGREEMENT; PROVIDED THAT NOTHING CONTAINED HEREIN SHALL LIMIT LENDER(S) RIGHT TO SUE THE UNDERSIGNED IN ANY OTHER COURT HAVING JURISDICTION OVER THE UNDERSIGNED OR ITS ASSETS AND TO SERVE SUMMONS OR OTHER COURT PROCESS UPON THE UNDERSIGNED IN ANY MANNER PERMITTED BY APPLICABLE LAWS.

         It is the intention of the Lenders and the undersigned to comply strictly with all applicable usury laws; and, accordingly, in no event and upon no contingency shall the holder hereof ever be entitled to receive, collect, or apply as interest any interest, fees, charges or other payments equivalent to interest, in excess of the maximum rate which the Lender may lawfully charge under applicable statutes and laws from time to time in effect; and, in the event that the holder hereof ever receives, collects, or applies as interest, any such excess, such amount which, but for this provision, would be excessive interest, shall be applied to the reduction of the principal amount of the indebtedness evidenced hereby; and, if the principal amount of the indebtedness evidenced hereby, and all lawful interest thereon, is paid in full, any remaining excess shall forthwith be paid to the undersigned, or other party lawfully entitled thereto. All interest paid or agreed to be paid by the undersigned shall, to the maximum extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full period until payment in full of the principal, so that the interest hereon for such full period shall not exceed the maximum amount permitted by applicable law. Any provision hereof, or of any other agreement between the Lenders and the undersigned, that operates to bind, obligate or compel the undersigned to pay interest in excess of such maximum lawful contract rate shall be construed to require the payment of the maximum rate only. The provisions of this paragraph shall be given precedence over any other provision contained herein or in any other agreement between the Lenders and the undersigned that is in conflict with the provisions of this paragraph.

         This Note is effective only upon delivery to and acceptance by the Lenders in New York, New York. The undersigned hereby waives notice of acceptance of this Note.

         This Note shall be binding upon each of the undersigned and upon each undersigneds' successors, assigns, heirs and legal representatives and shall inure to the benefit of Lenders and their successors and assigns.

                                    BORROWER:

                                                     NDC AUTOMATION, INC.

ATTEST:




By:      _/s/ Ralph Dollander______       By:      ___/s/ Claude Imbleau________

___Ralph Dollander__________________       ___Claude Imbleau____________________
(Print or type name)                      (Print or type name)

Title:  ___President & CEO__________      Title:  __VP Finance & Administration_

                                   EXHIBIT "D"


                         INVENTORY REPURCHASE AGREEMENT


         THIS INVENTORY REPURCHASE AGREEMENT, dated as of February 28, 1997 (the "Agreement") is among NETZLER & DAHLGREN CO. AB, a Swedish corporation (the "Seller"), NDC AUTOMATION, INC., a Delaware corporation (the "Borrower"), NATIONAL BANK OF CANADA, a Canadian chartered bank ("NBC") and NATIONAL CANADA BUSINESS CORP., a Delaware corporation ("NCBC" - hereinafter NBC and NCBC may be referred to collectively as the "Lenders").

                                    RECITALS:

         A. The Lenders have agreed to extend a line of credit to the Borrower in the amount of $1,250,000.00 (the "Loan") pursuant to the terms of an Inventory and Accounts Receivable Loan and Security Agreement dated as of the date hereof (the "Loan and Security Agreement").

         B. As collateral for the Loan the Borrower has agreed to grant to the Lenders a security interest in all raw materials and finished goods inventory of Borrower.

         C. As a condition to making the Loan to the Borrower the Lenders have required that the Seller enter into this Agreement regarding the repurchase by Seller of inventory sold to Borrower by Seller (the "Seller Inventory").

         D. The Seller is a shareholder of the Borrower.

                                   AGREEMENT:

         In consideration of the foregoing premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Lenders' Right to Put Inventory. Lenders shall have the right upon a default by Borrower under the Loan and Security Agreement or upon demand for payment by the Lenders under the Loan and Security Agreement and upon the terms and conditions hereinafter set forth, to require the Borrower to convey to the Seller and the Seller to repurchase from the Borrower the Seller Inventory at the Repurchase Price hereinafter referred to.

         2. Repurchase Price. The repurchase price (the "Repurchase Price") for the Seller Inventory shall be seventy percent (70%) of the U.S. Dollar value of the Seller Inventory per Borrower's inventory valuation listing provided to NCBC. In no event shall Seller be obligated to repurchase Seller Inventory for an amount exceeding $400,000.00.

         3. Exercise of Rights. The Lenders agree that they shall not exercise their rights under this Agreement until such time as the Lenders have made a good faith effort to initiate communication with the Borrower and the Seller to determine the best way to satisfy the obligations of the Borrower to the Lenders given the Borrower's financial condition, the outstanding balance of the Loan and the status, nature and value of the collateral securing the Loan. The parties agree that if they fail to reach an agreement on how to proceed then the Lenders have the right to exercise their rights hereunder to cause the transfer of the Seller Inventory by the Borrower to the Seller by giving written notice to the Borrower and the Seller of such exercise.

         4. Closing; Payment of Repurchase Price. The transfer of the Seller Inventory pursuant to the terms of this Agreement shall take place on the thirty
(30) days following delivery of the notice referred to in paragraph 3 at such place as the Borrower and the Seller may agree or on any earlier date the parties may agree to. At the closing the Seller shall pay the Repurchase Price to Lenders, as holders of a security interest in the Seller Inventory, by immediately available funds (in United States dollars). The Lenders shall apply the Repurchase Price to the balance outstanding under the Loan. At the closing, the Borrower shall delivery to the Seller possession of the Seller Inventory and will execute any documentation required so that Seller, upon payment of the Repurchase Price, will obtain good title to the Seller Inventory, free and clear of all liens and encumbrances.

         5. Waivers. The Seller expressly waives any right to assert against the Lenders, as a defense, counterclaim, set-off, or cross-claim any defense (legal or equitable) set-off, counterclaim or claim which the Seller may now or hereafter have against the Lenders or the Borrower, but such waiver shall not prevent the Seller from asserting against the Lenders in a separate action, any claim, action, cause of action, or demand that the Seller may have, whether or not arising out of this Agreement.

         6. Resolution of Disputes. (a) The event of a default by any party of its obligations hereunder, the other parties shall be entitled, in addition to any other available remedies, to specific performance of the defaulting party's obligations hereunder.

         (b) The parties agree that at any party's election any controversy or claim arising out of or relating to this Agreement, or to the breach or nonperformance thereof, may be settled immediately by submitting the same to binding arbitration in the City of Charlotte, North Carolina (or such other place as the parties may agree) in accordance with the Commercial Arbitration Rules then obtaining of the American Arbitration Association. Upon the request and submission of any controversy or claim for arbitration hereunder, the submitting party shall give the other parties not less than thirty (30) days written notice of the request for arbitration, the nature of the controversy or claim, and the time and place set for arbitration. The parties agree that such notice is reasonable to enable the parties sufficient time to prepare and present their case before the arbitration panel. Judgment on the award rendered by the arbitration panel may be entered in any court in which any action could have been brought or maintained pursuant to this Section, including without limitation any court of the State of North Carolina or any federal court sitting in North Carolina or the courts of any other jurisdiction where the parties or their assets may be found. The expenses of arbitration shall be paid as provided in the arbitration award.

         (c) The provisions of Section 6(b) are intended to comply with the requirements of the Convention on the Recognition and Enforcement of Foreign Arbitral Awards (the "Convention").

To the extent that any provision of Section 6(b) is not consistent with or fails to conform to the requirements set out in the Convention, Section 6(b) shall be deemed amended to conform to the requirements of the Convention.

         (d) Each party hereby specifically consents and submits to the jurisdiction and venue of the courts in North Carolina and courts of the United States located in North Carolina for purposes of entry of a judgment or arbitration award entered by the arbitration panel.

         (e) Each party hereby irrevocably:

                           (i) agrees that any suit, action or other legal
                  proceeding against it arising out of this Agreement may be brought in the courts of the State of North Carolina or the courts of the United States within the State of North Carolina or in the courts of Sweden or of any other jurisdiction where such party or its assets may be found, as the other parties in their sole discretion may from time to time elect;

                           (ii) submits to the non-exclusive jurisdiction over
                  its person of each such court of the State of North Carolina, the United States and Sweden in any such suit, action or proceedings;

                           (iii) appoints Charles B. Lee, Jr. with an address on
                  the date hereof at Parker, Poe, Adams & Bernstein L.L.P., 2500 Charlotte Plaza, Charlotte, North Carolina 28244 (the "North Carolina Process Agent"), as true and lawful attorney-in-fact in its name, place and stead to accept service of any and all writs, summonses and other legal process in any such suit, action or proceeding brought in the State of North Carolina, agrees that such service in any suit, action or proceeding may be made upon the North Carolina Process Agent and agrees to take all such action as may be necessary to continue said appointment in full force and effect or to appoint another agent so that each party will at all times have an agent in North Carolina for service of process for the above purposes;

                           (iv) without limiting any party's rights pursuant to
                  the immediately foregoing subparagraph (iii), consents to the service of any and all writs, summonses and other legal process by a party's mailing the same by registered mail, postage prepaid, to such party at its address pursuant to
                  Section 8 hereof;

                           (v) agrees that, to the extent permitted by law,
                  final judgment (a certified copy of which shall be conclusive evidence of the fact and the amount of any indebtedness of either party to the other party) against the other party in any such legal action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on an unsatisfied judgment; and

                           (vi) waives any and all objections it might otherwise
                  now or hereafter have to the laying of the venue of any such suit, action or proceeding in any of the courts referred to in the immediately foregoing subsection
                  (ii) or to service of any writ, summons or other legal process in accordance with any of the provisions therefor in this
                  Section 6(e) set forth or referred to. No party has immunity from jurisdiction of any of the above-named legal proceedings or courts or from any Swedish court or from any legal process therein or has a defense of sovereign immunity.

         7. Judgment Currency. This Agreement is (in part) an international transaction in which payment of United States dollars in Charlotte, North Carolina is of the essence, and United States dollars shall be the currency of account in all events. The payment obligation of the Seller shall not be discharged by an amount paid in another currency or in another place, whether pursuant to a judgment or otherwise, to the extent that the amount so paid on prompt conversion to United States dollars and transfer to Charlotte, North Carolina, under normal banking procedures does not yield the amount of United States dollars in Charlotte, North Carolina due hereunder. In the event that any payment by the Seller, whether pursuant to a judgment or otherwise, upon conversion and transfer does not result in payment of such amount of United States dollars in Charlotte, North Carolina, the Lenders shall have a separate cause of action against the Seller for the additional amount necessary to yield the amount due and owing to the Lenders.

         8. Notices. Any notice shall be conclusively deemed to have been received by any party hereto and be effective on the day on which delivered to such party at the address set forth below or such other address as such party shall specify to the other parties in writing, or if sent prepaid by certified or registered mail on the third day after the day on which mailed, addressed to such party at such address:

         (a)      if to the Seller:

                  Netzler & Dahlgren Co. AB

                  ____________________________


                  ____________________________


                  ____________________________



         (b)      if to the Borrower:

                  NDC Automation, Inc.
                  3101 Latrobe Drive
                  Charlotte, North Carolina 28211-4849

         (c)      if to the Lenders:

                  National Canada Business Corp.
                  One Commerce Square, Suite 2275
                  Memphis, Tennessee  38103
                  Attn:  Manager

         9. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of North Carolina.

         10. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first set forth herein.

                                            NETZLER & DAHLGREN CO. AG

                                            By: __/s/ Goran Netzler____________

                                            Title: ___CEO______________________


                                            NDC AUTOMATION, INC.

                                            By: __/s/ Claude Imbleau___________

                                            Title: __VP Finance & Adminstration


                                            NATIONAL BANK OF CANADA

                                            By: ____/s/ Signature on file______

                                            Title: ______VP____________________


                                            NATIONAL CANADA BUSINESS CORP.

                                            By: ___/s/ Signature on file_______

                                            Title: __VP________________________

                                   EXHIBIT "E"

                                 SWIFT MT 700

FROM:     NORDBANKEN
          GOTEBORG

TO:       BNDCUS33
          NATIONAL BANK OF CANADA
          NEW YORK BRANCH

27:       SEQUENCE OF TOTAL
          1/1

40A:      FORM OF DOCUMENTARY CREDIT
          IRREVOCABLE TRANSFERABLE

20:       DOCUMENTARY CREDIT NUMBER

          _____________________

31C:      DATE OF ISSUE

          FEBRUARY 27, 1997 TO BE EFFECTIVE AT CLOSING OF THE "INVENTORY AND ACCOUNTS RECEIVABLE LOAN AND SECURITY AGREEMENT" BETWEEN NATIONAL CANADA BUSINESS CORP. AND NDC AUTOMATION, INC.

31D:      DATE AND PLACE OF EXPIRY
          MAY 01, 1998 AT THE COUNTERS OF
          BNDCUS33
          NATIONAL BANK OF CANADA
          NEW YORK BRANCH

50:       APPLICANT
          NDC NETZLER & DAHLGREN CO. AB
          429 80 SARO, SWEDEN

59:       BENEFICIARY
          NATIONAL CANADA BUSINESS CORP., MEMPHIS, TN.
          C/O NATIONAL BANK OF CANADA
          125 WEST 55TH STREET
          NEW YORK, NY 10019
          ATTN: L/C DEPT.

32B:      CURRENCY CODE, AMOUNT
          USD $450,000.00

41D:     AVAILABLE WITH
         BNDCUS33
         NATIONAL BANK OF CANADA\
         NEW YORK BRANCH

42C:     DRAFTS AT
         SIGHT

42A:     DRAWEE
         BNDCUS33
         NATIONAL BANK OF CANADA
         NEW YORK BRANCH

46A:     DOCUMENTS REQUIRED
         BENEFICIARY'S DATED AND SIGNED CERTIFICATE STATING THAT NDC AUTOMATION, INC., 3101 LATROBE DRIVE, CHARLOTTE, NC 28211 IS
         IN DEFAULT OF, AND THAT THE AMOUNT DRAWN REPRESENTS OUTSTANDING INDEBTEDNESS AND/OR LIABILITIES UNDER, THAT CERTAIN LOAN AGREEMENT ("INVENTORY AND ACCOUNTS RECEIVABLE LOAN AND SECURITY AGREEMENT") DATED FEBRUARY 27, 1997 BETWEEN NATIONAL CANADA BUSINESS CORP.
         AND NDC AUTOMATION, INC.

47A:     ADDITIONAL CONDITIONS
         PARTIAL DRAWINGS ARE ALLOWED

71B:     CHARGES
         ALL BANK CHARGES ARE FOR ACCOUNT OF APPLICANT

49:      CONFIRMATION INSTRUCTIONS
         DO NOT CONFIRM

53:      REIMBURSEMENT BANK
         NEW YORK CORRESPONDENT OF NORDBANKEN

78:      INSTRUCTIONS TO THE PAYING/ACCEPTING/NEGOTIATING
         BANK UPON RECEIPT OF DOCUMENTS DRAWN AND PRESENTED
         IN COMPLIANCE WITH THE TERMS HEREIN YOU MAY CLAIM
         REIMBURSEMENT TELEGRAPHICALLY.

72:      BANK-TO-BANK INFORMATION
         THIS LETTER OF CREDIT IS SUBJECT TO UCP, ICC
         PUBLICATION NO. 500